UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2025

Mayville Engineering Company, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-38894	39-0944729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 S. 84th Street, Suite 300 Milwaukee, Wisconsin 53214
(Address of Principal Executive Offices and zip code)

(414) 381-2860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2025, Mayville Engineering Company, Inc. (the “Company”) acquired all of the issued and outstanding limited liability company interests of Accu-Fab, LLC (“Accu-Fab”). The acquisition was consummated in accordance with the terms and conditions of that certain Purchase Agreement, dated as of May 23, 2025, among the Company, Accu-Fab and Tide Rock YieldCo, LLC (the “Purchase Agreement”). The Company filed the Purchase Agreement with the Securities and Exchange Commission on May 27, 2025 as Exhibit 2 to its Current Report on Form 8-K dated May 23, 2025. Accu-Fab is a vertically integrated manufacturing partner providing technology-driven, cutting-edge metal fabrication solutions to large OEMs. Accu-Fab offers value-added services that include design, engineering, sheet metal fabrication and integration, and specialized finishing. Accu-Fab serves as a supplier to major OEMs in the critical power infrastructure, data center and renewable energy end-markets.

The total consideration paid for the acquisition was $140.5 million, subject to customary adjustments including a net working capital adjustment.

The Company financed the acquisition by borrowing under its existing $350 million credit agreement. The Company filed the first amendment to its amended and restated credit agreement (which included a full copy of the credit agreement as amended by the first amendment) with the Securities and Exchange Commission on June 27, 2025 as Exhibit 10 to its Current Report on Form 8-K dated June 26, 2025.

Item 9.01.	Financial Statements and Exhibits.
(a)

The required financial statements of Accu-Fab will be filed by amendment to this Current Report on Form 8-K not later than September 17, 2025 (which is 71 calendar days after the date that this initial Current Report on Form 8-K is required to be filed).

(b)

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than September 17, 2025 (which is 71 calendar days after the date that this initial Current Report on Form 8-K is required to be filed).

(c)Not applicable.

(d)Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release of Mayville Engineering Company, Inc., dated July 1, 2025, regarding the completion of the acquisition of Accu-Fab, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYVILLE ENGINEERING COMPANY, INC.

Date: July 1, 2025	By:	/s/ Sean P. Leuba
Sean P. Leuba
Senior Vice President, General Counsel and Secretary